EXHIBIT 10.20

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CAPACITY RIGHTS AGREEMENT
This Amendment No. 1 (this “Amendment”) dated December 16, 2010, amends that certain Amended and Restated Capacity Rights Agreement dated June 24, 2010 and effective as of July 1, 2010 (the “Original Agreement”), by and between JPMorgan LNG Co., a Delaware company (“LNGCo”), and Sabine Pass LNG, L.P., a Delaware limited partnership (“Sabine”). LNGCo and Sabine are sometimes individually referred to as a “Party” and, collectively, referred to as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Agreement.
WHEREAS, the Parties desire to amend the Original Agreement in accordance with the terms of this Amendment; and
NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained in this Agreement, as well as for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    Amendment to Section 1.1
(a)    Section 1.1 of the Original Agreement is hereby amended by deleting “an LNGCo TUA,” where it appears in the definition of “Applicable Law.”
(b)    Section 1.1 of the Original Agreement is hereby amended by deleting the definition of “LNGCo TUA” where it appears therein.
2.    Amendment to Section 3.3
(a)    Section 3.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:
“3.3    Intentionally Deleted”
3.    Consent. LNGCo hereby consents to Amendment No. 1 to the Surrender Agreement as attached hereto as Exhibit A.
4.    No Other Changes; Reference. Except as specifically amended by this Amendment, the Original Agreement shall remain in full force and effect.
5.    Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the State of New York, without regard to principles of laws (whether of the State of New York or any other jurisdiction).
6.    Counterparts. This Amendment may be executed in counterparts and if so executed by each Party hereto, all copies together shall constitute a single agreement.
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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

SABINE PASS LNG, L.P.
By: Sabine Pass LNG-GP, LLC
its general partner

By:	/s/ R. Keith Teague
Name:	R. Keith Teague
Title:	President

JPMORGAN LNG Co.

By:	/s/ Patrick Strange
Name:	Patrick Strange
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Capacity Rights Agreement